EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Lightbridge Corporation Expands Board of Directors with Appointment of Two Independent Directors

Forms New Environmental Social & Governance (ESG) Committee

RESTON, Va., September 28, 2021 (GLOBE NEWSWIRE) – Lightbridge Corporation (Nasdaq: LTBR), an advanced nuclear fuel technology company, announced today that it has expanded its Board of Directors with the appointment of Dr. Sweta Chakraborty and Mark Tobin as independent directors, effective immediately. Dr. Chakraborty will serve as Chair of the newly constituted Environmental Social & Governance (ESG) Committee, while Mr. Tobin will serve as Chair of the Compensation Committee.

Dr. Chakraborty is a globally recognized risk and behavioral scientist and expert on risks ranging from climate change to COVID-19. She has spent the last 12 years advising government agencies on science and technology policy, specifically incorporating behavioral science in programmatic design and delivery, communication, and engagement activities. She has directly designed and implemented internal and external communication strategies informed by behavioral science in collaboration with Fortune 100 global companies, such as Mars Inc., Novartis, and PVH Corp. She earned a Bachelor of Science in Behavioral Science at Carnegie Mellon University, a Ph.D. in Behavioral Science at Kings College London, and completed Post-doctorate work at Oxford University. She produces and co-hosts the popular weekly radio show and podcast “Risky Behavior” and launched and hosted “The Climate and Security” Podcast and a special series on nuclear as a fellow for The Center for Climate and Security. Last week, Dr. Chakraborty co-authored a piece featured on Morning Consult titled: “IPCC Report Underscores Why the United States Must Embrace Nuclear Power to Avoid a Climate Disaster.”

Mr. Tobin is a global finance and strategy executive with over 24 years of experience in international investment banking and public company leadership. Currently, Mr. Tobin serves as Chief Financial Officer at infrastructure services provider National Underground Group and serves on the Board of data storage solutions provider Qualstar Corporation. Previously, Mr. Tobin served as chief financial officer of global industrial printer manufacturer Printronix, independent director & audit committee chairman of Innovation Pharmaceuticals, Inc., a publicly listed clinical-stage biopharmaceutical company, and as executive vice president and chief financial officer of Nanoflex Power Corporation, a publicly listed solar technology company. Before that, Mr. Tobin served as Director of Research and as a Senior Research Analyst at Roth Capital Partners, where he oversaw equity research on hundreds of small-cap public companies, publishing research on publicly-traded energy infrastructure companies including nuclear power, wind power, solar power, and electric transmission & distribution. Mr. Tobin began his career as an officer in the United States Air Force, overseeing advanced technology development programs and representing the U.S. as a NATO delegate. He graduated with honors from the U.S. Air Force Academy with a Bachelor of Science in Management and received an MBA from the University of Pittsburgh.

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“We are pleased to welcome Sweta and Mark to the Board, bringing their invaluable knowledge and perspectives to Lightbridge,” commented Seth Grae, President and CEO of Lightbridge. “Sweta is a trusted authority on proactive preparedness to mitigate the impacts of climate change, motivated by clear, credible, evidence-based communication, while Mark has established himself as a proven business leader and trusted advisor whose background and experience ideally complement the strength and expertise of our board members. Together, they will bring tremendous value to our Board, and I am looking forward to working closely with them both.”

“In addition, we are pleased to form our Environmental Social & Governance (ESG) Committee, which reflects our dedication to economic, environmental, and social responsibility, an integral part of our long-term performance strategy. The ESG Committee will assist the Board in delivering oversight responsibility related to ESG matters, which includes areas such as climate change, energy and natural resources conservation, environmental sustainability, human rights, diversity and inclusion and other ESG issues that are relevant and material to Lightbridge. The ESG Committee also provides guidance to the Board on these matters and performs an oversight role in shaping the Company’s ESG strategy,” concluded Mr. Grae.

Commenting on her appointment, Dr. Chakraborty stated, “I am excited to join Lightbridge’s Board of Directors at this stage of its development. Lightbridge has achieved an impressive record of innovation in nuclear, which is critical to meet global energy and climate goals. I believe Lightbridge is well-positioned to take advantage of excellent growth opportunities, and I look forward to participating in its future.”

Commenting on his appointment, Mr. Tobin stated, “I am looking forward to working with the Lightbridge Board of Directors. Lightbridge’s nuclear fuel innovation has great potential to modernize the nuclear energy industry, achieving clean, sustainable, and abundant energy throughout the world. I am honored to be a part of Lightbridge and look forward to our continued progress towards commercializing Lightbridge Fuel™.”

About Lightbridge Corporation

Lightbridge (NASDAQ: LTBR) is an advanced nuclear fuel technology development company positioned to enable carbon-free energy applications that will be essential in preventing climate change. The Company is developing Lightbridge Fuel™, a proprietary next-generation nuclear fuel technology for Small Modular Reactors, as well as existing light-water reactors, which significantly enhances reactor safety, economics, and fuel proliferation resistance. To date, Lightbridge has been awarded twice by the U.S. Department of Energy’s Gateway for Accelerated Innovation in Nuclear program to support development of Lightbridge Fuel™. Lightbridge’s innovative fuel technology is backed by an extensive worldwide patent portfolio. Lightbridge is included in the Russell Microcap® Index. For more information, please visit: www.ltbridge.com.

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Forward Looking Statements

With the exception of historical matters, the matters discussed herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the timing and outcome of research and development activities, other steps to commercialize Lightbridge Fuel™ and future governmental support and funding for nuclear energy. These statements are based on current expectations on the date of this news release and involve a number of risks and uncertainties that may cause actual results to differ significantly from such estimates. The risks include, but are not limited to: the Company’s ability to commercialize its nuclear fuel technology; the degree of market adoption of the Company's product and service offerings; the Company’s ability to fund general corporate overhead and outside research and development costs; market competition; our ability to attract and retain qualified employees; dependence on strategic partners; demand for fuel for nuclear reactors, including small modular reactors; the Company's ability to manage its business effectively in a rapidly evolving market; the availability of nuclear test reactors and the risks associated with unexpected changes in the Company’s fuel development timeline; the increased costs associated with metallization of our nuclear fuel; public perception of nuclear energy generally; changes in the political environment; risks associated with the further spread of COVID-19, including the ultimate impact of COVID-19 on people, economies, and the Company’s ability to access capital markets; changes in the laws, rules and regulations governing the Company’s business; development and utilization of, and challenges to, our intellectual property; risks associated with potential shareholder activism; potential and contingent liabilities; as well as other factors described in Lightbridge's filings with the Securities and Exchange Commission. Lightbridge does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

A further description of risks and uncertainties can be found in Lightbridge’s Annual Report on Form 10-K for the fiscal year ended December 31st, 2020 and in its other filings with the Securities and Exchange Commission, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Statements”, all of which are available at http://www.sec.gov/ and www.ltbridge.com.

Investor Relations Contact:

Matthew Abenante, IRC

Director of Investor Relations

Tel: +1 (646) 828-8710
ir@ltbridge.com

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